<PAGE 1>



SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  May 30, 1995


                          NYCOR, INC.
- -----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                           Delaware
- -----------------------------------------------------------------
        (State or Other Jurisdiction of Incorporation)


      1-9386                              22-2748564
      ------                              ----------
(Commission File Number)     (IRS Employer Identification Number)



     287 Childs Road
     Basking Ridge, New Jersey            07920
     -------------------------            -----
(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (908) 953-8200


<PAGE 2>


Item 4.     Change in Registrant's Certifying Accountant


(a)  (i)          On May 30, 1995, the Company was advised
                  by Ernst and Young LLP ("E&Y") that it was resigning as the Company's independent accountants.

     (ii) The reports of E&Y on the Company's financial statements for the years ended December 31, 1994 and 1993 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)        Not Applicable

     (iv) (v) During the last two fiscal years and the period from January 1, 1995 through May 30, 1995, the Company has not had any disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would require disclosure in this Current Report on Form 8-K/A There have been no reportable events (as defined in Regulation S-K Item 304(a) (1) (v)).

     (vi) The Registrant has requested that E&Y furnish a letter addressed to the Securities and Exchange
                  Commission as required by Item 304(a) of Regulation S-K. A copy of such letter is attached as Exhibit 16.


<PAGE 3>


Item 7.     Exhibits


(c)  Exhibit 16.  Letter to the Securities and Exchange
     Commission from Ernst & Young LLP dated June 12, 1995.



<PAGE 4>



SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYCOR, INC.




                                BY: /s/ Kent E. Hansen
                                    Vice President-Finance
                                    and General Counsel




Date:  June 9, 1995            Signing both in his capacity as
                               Vice President of the Registrant
                               and as Chief Financial Officer of
                               the Registrant




EXHIBIT 16








June 12, 1995




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Gentlemen:

We have read Item 4 of Form 8-K Amended dated June 9, 1995, of NYCOR, Inc. and are in agreement with the statements contained in paragraphs (i), (ii), (iv), (v) and (vi) on page 2 therein. We have no basis to agree or disagree with the other statement of the registrant contained therein.



                                 Ernst & Young LLP